UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 8, 2009

SUMMIT FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	333-108818	05-0577932
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

980 North Federal Highway Suite 310 Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (561) 338-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01	Entry into a Material Definitive Agreement.

On December 8, 2009, GLL BVK Properties, L.P., a Delaware limited partnership (“GLL”) delivered to Summit Brokerage Services, Inc. (“SBS”), a Florida corporation and a subsidiary of Summit Financial Services Group, Inc. (the “Company”), an executed lease agreement (the “Lease Agreement”), with respect to certain office space being leased by SBS. The office space consists of approximately 13,554 square-feet, and is located at 595 Financial Center, Boca Raton, Florida. This space will house the corporate headquarters for the Company’s operations.

The Lease Agreement, which is effective as of February 1, 2010, will replace SBS’s existing lease, which expires in January 2010, for office space located at 980 N. Federal Highway, Boca Raton, Florida. The term of the Lease Agreement will be from February 1, 2010 through August 31, 2017, with the Company having the option to extend the Lease Agreement for two five-year renewal terms. Initial base rent will be approximately $23,719.50 per month, subject to certain fixed increases over the course of the term as set forth in the Lease Agreement.

In addition, on December 8, 2009, GLL BVK Properties, L.P., a Delaware limited partnership (“GLL”) delivered to Summit Brokerage Services, Inc. (“SBS”), a Florida corporation and a subsidiary of Summit Financial Services Group, Inc. (the “Company”), a second executed lease agreement (the “Second Lease Agreement”), with respect to additional office space being leased by SBS. The additional office space consists of approximately 4,264 square-feet, and is also located at 595 Financial Center, Boca Raton, Florida. This space will provide additional space for the Company’s operations.

The Second Lease Agreement, which is effective as of August 1, 2010, will replace SBS’s existing lease, which expires in January 2010, for office space located at 980 N. Federal Highway, Boca Raton, Florida. The term of the Lease Agreement will be from August 1, 2010 through August 31, 2013, with the Company having the option to extend the Second Lease Agreement for one four-year renewal term, and subsequently, two five-year renewal terms. Initial base rent will be approximately $7,462.00 per month, subject to certain fixed increases over the course of the term as set forth in the Second Lease Agreement.

Item 9.01.	Exhibits.

Exhibit No.	Item

10.1	Lease Agreement, dated as of December 4, 2009, by and between GLL BVK Properties, L.P., and Summit Brokerage Services, Inc.

10.2	Second Lease Agreement, dated as of December 4, 2009, by and between GLL BVK Properties, L.P., and Summit Brokerage Services, Inc

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL SERVICES GROUP, INC.
(Registrant)

Date: December 8, 2009	/S/ MARSHALL T. LEEDS
Marshall T. Leeds
Chairman and Chief Executive Officer